Exhibit 31.2
                                   CERTIFICATION

I, Donald Plekenpol, certify that:

1. I have  reviewed this  quarterly  report on Form 10-QSB for the quarter ended
September 30, 2003 of Inform Worldwide Holdings, Inc.;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

      4.    The  registrant's  other  certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

     (a)  designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly during the period in which this quarterly report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the period covered by this report based on such evaluation; and

     (c)  disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

     (a) all significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial data; and

     (b) any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting;

Date: November 14, 2003
                                           /s/ Donald Plekenpol
                                          ------------------------------
                                          Donald Plekenpol
                                          Title: Treasurer, Secretary and
                                                 Director